KINETICS MUTUAL FUNDS, INC.

The Small Cap Opportunities Fund
Institutional Class (KSCYX)

Supplement dated February 28, 2018
to the Summary Prospectus dated May 1, 2017

During the fiscal year ended December 31, 2017, the Kinetics Small Cap Opportunities Portfolio (the “Small Cap Portfolio”) invested in a Delaware statutory trust (“Bitcoin Investment Trust”), as well as other Bitcoin-related investments, that invest principally in bitcoins. The Small Cap Portfolio’s initial investment in the Bitcoin Investment Trust was 3.7% of its total assets. Because of the dramatic increase in value of this investment, it represented greater than 10% of the value for the Small Cap Portfolio as of the fiscal year end. The Small Cap Portfolio has contributed all or a portion of its holdings in the Bitcoin Investment Trust to a wholly-owned and controlled subsidiary of the Small Cap Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). In the future, the Small Cap Portfolio may seek to gain additional exposure to the Bitcoin Investment Trust, as well as other Bitcoin-related investments, by investing up to 25% of the value of its total assets at the time of the investment in its Subsidiary. Therefore, effective as of the date of this supplement, the following changes are made:

In the “Principal Investment Strategies” summary section for the Small Cap Fund, the following is added following the third paragraph:

The Small Cap Portfolio may invest indirectly in bitcoins primarily through a Delaware statutory trust (“Bitcoin Investment Trust”). Bitcoin Investment Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that is not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Bitcoin Investment Trust invests principally in bitcoins.

The Small Cap Portfolio recently contributed all or a portion of its holdings in the Bitcoin Investment Trust to a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Small Cap Portfolio will realize capital gain on the transfer to the extent the value of the transferred Bitcoin Investment Trust interest at the time of transfer exceeds its tax basis in the hands of the Small Cap Portfolio.

In the future, the Small Cap Portfolio may seek to gain additional exposure to the Bitcoin Investment Trust and other similar investments that may not produce qualifying income for the Small Cap Portfolio under the Internal Revenue Code, including, potentially, other pooled investment vehicles that provide exposure to digital commodities, by investing up to 25% of the value of its total assets at the time of investment in its Subsidiary.

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Generally, the Subsidiary invests primarily in the Bitcoin Investment Trust, but also may, potentially, invest in other pooled investment vehicles that provide exposure to digital commodities. The Small Cap Portfolio will invest in its Subsidiary within the limitations of the federal tax law, rules and regulations that apply to “regulated investment companies” under Subchapter M (“RICs”). Unlike the Small Cap Portfolio, the Subsidiary may invest without limitation in the Bitcoin Investment Trust and other pooled investment vehicles that provide exposure to digital commodities.  However, the Small Cap Portfolio and its Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the Investment Company Act of 1940 (the “1940 Act”) relating to affiliated transactions and custody. Unlike the Small Cap Portfolio, the Subsidiary does not, and will not, seek to qualify as a RIC. The Small Cap Portfolio is the sole shareholder of its Subsidiary and does not expect shares of its Subsidiary to be offered or sold to other investors.

In the “Principal Investment Risks” summary section for the Small Cap Fund, the following is added:

Bitcoin Risk
The value of the Small Cap Portfolio’s investment in the Bitcoin Investment Trust directly and indirectly through its Subsidiary is subject to fluctuations in the value of bitcoins.  The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Investment Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s direct or indirect investment in the Bitcoin Investment Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Small Cap Portfolio’s direct or indirect investment in the Bitcoin Investment Trust. Shares of the Bitcoin Investment Trust may trade at a premium or discount to the net asset value of the Bitcoin Investment Trust.

Subsidiary Risk
By investing in its Subsidiary, the Small Cap Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. Those investments held by the Subsidiary are generally similar to the investments that are permitted to be held by the Small Cap Portfolio and are subject to the same risks that would apply to similar investments if held directly by the Small Cap Portfolio. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Small Cap Portfolio and/or its Subsidiary to continue to operate and could adversely affect the Small Cap Portfolio’s performance.

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Tax Risk
In order to qualify as a RIC, the Small Cap Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the position of the Internal Revenue Service (“IRS”) that gain realized on bitcoin investments such as investments in the Bitcoin Investment Trust will not be qualifying income. The Small Cap Portfolio’s investment in its Subsidiary is expected to provide the Small Cap Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the income earned by the Subsidiary will flow out as qualifying income for the RIC even though the income would not be qualifying income if earned directly by the RIC. There is a risk, however, that the IRS might assert that the income derived from the Small Cap Portfolio’s investment in its Subsidiary will not be considered qualifying income. If the Small Cap Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Small Cap Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Small Cap Portfolio and/or its Subsidiary to operate as described in this Prospectus and could adversely affect the Small Cap Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Small Cap Fund shareholders would likely suffer decreased investment returns.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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